                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
           of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /


Check the appropriate box:

     / / Preliminary Proxy Statement

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                       MEDICIS PHARMACEUTICAL CORPORATION
-------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)


-------------------------------------------------------------------------------
                 (Name of Person(s) Filing the Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1) and
         14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).


/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)0 and
         0-11.

         1)       Title of each class of securities to which transaction
                  applies:
                  -------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:
                  -------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                  -------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:
                  -------------------------------------------------------------

------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)       Amount previously paid:
                  $125.00 -----------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:
                  PRE 14A -----------------------------------------------------
         3)       Filing Party:
                  Medicis -----------------------------------------------------
         4)       Date Filed:
                  September 19, 1996 ------------------------------------------

                                   MEDICIS
                         The Dermatology Company[sm]

                                   NOTICE OF
                      1996 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 22, 1996

Dear Fellow Stockholder:

     The 1996 Annual Meeting of Stockholders (the "Meeting") of Medicis Pharmaceutical Corporation (the "Company") will be held at the Red Lion's La Posada Resort in Scottsdale, Arizona on November 22, 1996, at 9:30 a.m., local time, for the following purposes:

          1. To elect two directors for a term of three years;

          2. To approve an Amended and Restated Certificate of Incorporation that increases the number of authorized shares of Class A Common Stock from 10,000,000 shares to 50,000,000 and the number of authorized shares of Class B Common Stock from 125,322 shares to 1,000,000;

          3. To approve the adoption of the Medicis Pharmaceutical Corporation 1996 Stock Option Plan;

          4. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1997; and

          5. To transact such other business as may properly come before the Meeting and all adjournments thereof. The Company is currently unaware of any additional business to be presented at the Meeting.

     The Board of Directors has fixed the close of business on October 17, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

     IN ORDER THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING IN CASE YOU ARE NOT PERSONALLY PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY/VOTING CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED THE PROXY CARD.

                                          By Order of the Board of Directors,

                                          /s/ Mark A. Prygocki, Sr.
                                          ------------------------
                                          Mark A. Prygocki, Sr.
                                          Chief Financial Officer
                                          Assistant Treasurer and Secretary
October 18, 1996
Phoenix, Arizona

                                   MEDICIS
                         The Dermatology Company[sm]

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 22, 1996

     This Proxy Statement is furnished to stockholders of Medicis Pharmaceutical Corporation (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the Annual Meeting of Stockholders to be held on November 22, 1996, at 9:30 a.m., local time, at the Red Lion's La Posada Resort, Scottsdale, Arizona and at all adjournments thereof (the "Meeting"). It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to stockholders on or about October 18, 1996.

     The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others that forward solicitation material to beneficial owners of the Company's stock. Proxies may be solicited by mail, telephone, telegraph or personal communications. The Company has retained Stockholder Communications Corporation ("SCC") to assist in the solicitation of proxies for a fee of $5,000 and reimbursement of certain expenses.

     The close of business on October 17, 1996 has been fixed as the "Record Date" for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 8,816,033 shares of Class A Common Stock, 125,322 shares of Class B Common Stock and 62,660 shares of Series B Automatically Convertible Preferred Stock outstanding (collectively, the "Capital Stock"). Each share of Class A Common Stock is entitled to one vote on each matter of business to be considered at the Meeting. Each share of Class B Common Stock and Series B Preferred Stock outstanding on the Record Date is entitled to ten votes on each such matter. The outstanding shares of Capital Stock representing the majority of the voting power thereof and entitled to vote at the Meeting shall constitute a quorum.

     Each proxy properly executed and returned to the Company will be voted FOR
(i) the election of the two director nominees named herein; (ii) the approval of an Amended and Restated Certificate of Incorporation that increases the number of authorized shares of Class A Common Stock and Class B Common Stock; (iii) the adoption of the Medicis Pharmaceutical Corporation 1996 Stock Option Plan (the "1996 Plan"); and (iv) the appointment of Ernst & Young LLP as auditors, unless the stockholder otherwise directs in his or her proxy, in which case the proxy will be voted according to the stockholder's direction.

     Proxies may be revoked by written notice to the Secretary of the Company at any time prior to their being voted at the Meeting. Stockholders who are present at the Meeting may revoke in writing their proxies previously submitted and vote in person, if they so desire.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, two directors will be elected to the class of two directors whose three year terms are scheduled to expire at the close of the 1999 Annual Meeting of Stockholders. The shares represented by the enclosed proxy will be voted for the election as directors of the two nominees named below, unless a vote is withheld from either or both of the individual nominees. If either nominee becomes unavailable for any reason or if a vacancy should occur before election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of the proxy.

     Joseph Salvani and Richard L. Dobson, M.D. have been unanimously proposed by the Board as nominees for election as directors at the Meeting. Both Mr. Salvani and Mr. Dobson are currently directors of the Company. Biographical information on Mr. Salvani and Mr. Dobson is furnished below under "Directors, Nominees and Executive Officers."

VOTE REQUIRED

     The two nominees receiving the highest number of votes cast at the meeting will be elected to serve for terms of three years, or until their successors are duly elected and qualified.

BOARD RECOMMENDATION

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR SPECIFIED IN PROPOSAL 1.

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following biographical information is furnished with regard to the directors, the nominees for election as director at the Meeting and the executive officers:

                NAME               AGE                  POSITION                  SINCE     EXPIRES
    -----------------------------  ---   --------------------------------------  --------   -------
    Jonah Shacknai(1)............  39    Chairman and Chief Executive              1988       1998
                                         Officer
    Mark A. Prygocki, Sr.........  30    Chief Financial Officer, Assistant         N/A        N/A
                                         Treasurer and Secretary
    Arthur G. Altschul, Jr.(2)...  32    Director                                  1992       1997
    Richard L. Dobson, M.D.......  68    Director                                  1991       1996
    Michael A.                     54    Director                                  1990       1998
      Pietrangelo(1)(3)..........
    Joseph Salvani(1)(3).........  39    Director                                  1989       1996
    Philip S. Schein, M.D.(4)....  57    Director                                  1990       1997
    Lottie H. Shackelford(2).....  55    Director                                  1993       1998

---------------
(1) Member of the Executive Committee.

(2) Member of the Audit Committee.

(3) Member of the Stock Option and Compensation Committee.

(4) Member of the Stock Option and Compensation Committee until May 13, 1996.

     Jonah Shacknai is a founder of the Company and has served as Chairman and as its Chief Executive Officer since July 1988. From 1982 to June 1988, Mr. Shacknai was a member of the Washington, D.C. law firm of Royer, Shacknai & Mehle, specializing in business, regulatory and legislative matters relating to pharmaceutical, cosmetic and food products. From January 1981 to October 1982, Mr. Shacknai served as counsel to the United States House of Representatives Committee on Science and Technology. From 1977 to 1981, Mr. Shacknai served as chief of staff of the Chairman of the Subcommittee on Consumer Protection and Finance of the House Energy and Commerce Committee. Mr. Shacknai currently serves as director of U.S. Bioscience, Inc., a publicly held pharmaceutical company involved in the development and marketing of chemotherapeutic agents, and served as a founding director of IVAX Corporation from 1986 to 1988. In addition, Mr. Shacknai served as a member of the Commission on the Federal Drug Approval Process and presently serves as a trustee and a member of the Executive Committee of the National Public Radio Foundation, a member of the National Arthritis and Muscular Skeletal and Skin Disease Advisory Council of the National Institutes of Health and a member of the Joint High Level Advisory Panel of the United States-Israel Science and Technology Commission.

     Mark A. Prygocki, Sr. has served as Chief Financial Officer and Assistant Treasurer and Secretary since May 1995 and served as Controller of the Company from October 1992 until May 1995. From July 1990 through October 1992, Mr. Prygocki was employed by Salomon Brothers, Inc., an investment banking firm, as an Accountant in the Regulatory Reporting Division. Mr. Prygocki was employed by Ernst & Young LLP as a Senior Auditor in The Financial Service Division from September 1988 through July 1990.

     Arthur G. Altschul, Jr. has been a director of the Company since December 1992. From December 1991 until May 1996, Mr. Altschul was Senior Director of Corporation Affairs for Sugen, Inc., a biotechnology company. Mr. Altschul remains a consultant to Sugen. From September 1990 to December 1991 he was employed as a research assistant in the equity research department of Morgan Stanley & Co. Incorporated, an investment banking firm. Since May 1988, Mr. Altschul has been a general partner of Altschul Investment Group L.P., a private investment partnership. Mr. Altschul serves as a director of General American Investors, Inc., an investment company.

     Richard L. Dobson, M.D. has been a director of the Company since September 1991. He has been a Professor of Dermatology at the Medical University of South Carolina since January 1980. He is a past President of the American Board of Dermatology and a past President of the American Academy of Dermatology. Dr. Dobson also serves as the Editor-in-Chief of the Journal of the American Academy of Dermatology.

     Michael A. Pietrangelo has been a director of the Company since October 1990. He has served as the President of Johnson Products Company, a division of IVAX Corporation, a pharmaceutical corporation, since July 1994. From June 1990 to March 1994, Mr. Pietrangelo was the President and Chief Executive Officer of CLEO, Inc., a Memphis-based subsidiary of Gibson Greetings, Inc., a manufacturer of specialized paper products. Mr. Pietrangelo is a director of Universal Heights, Inc., a company that markets novelty and souvenir products.

     Joseph Salvani has been a director of the Company since September 1989. Since June 1990, Mr. Salvani has been President of Salvani Investments, Inc., an investment banking firm. Mr. Salvani serves as director of Direct Connect International, a holding company, and Glassyl Communications, Inc., a network integration company.

     Philip S. Schein, M.D. has been a director of the Company since October 1990. Dr. Schein has been the Chairman and Chief Executive Officer of U.S. Bioscience, Inc., a publicly held pharmaceutical company involved in the development and marketing of chemotherapeutic agents, since April 1987. He has served as President of the American Society of Clinical Oncology and has chaired the Food and Drug Administration Oncology Drugs Advisory Committee. Dr. Schein presently serves as Adjunct Professor of Medicine and Pharmacology at the

University of Pennsylvania School of Medicine, and as a director of Oncor, Inc., a cancer-focused molecular biology company.

     Lottie H. Shackelford has been a director of the Company since July 1993. Ms. Shackelford has been Executive Vice President of Global USA, Inc., a government relations firm, since April 1994 and has been Vice Chair of the Democratic National Committee since February 1989. Ms. Shackelford was Executive Vice President of U.S. Strategies, Inc., a government relations firm, from April 1993 to April 1994. She was also Co-Director of Intergovernmental Affairs for the Clinton/Gore presidential transition team between November 1992 and March 1993, Deputy Campaign Manager of Clinton for President from February 1992 to November 1992 and Executive Director, Arkansas Regional Minority Purchasing Council from February 1982 to January 1992. In addition, Ms. Shackelford has served in various local government positions, including
Mayor of Little Rock, Arkansas. She also is a director of Philander Smith College, the Chapman Funds in Baltimore, Maryland and the Overseas Private Investment Corporation.

COMMITTEES AND MEETINGS

     The Stock Option and Compensation Committee, which met 4 times in the Company's fiscal year ended June 30, 1996 ("Fiscal 1996"), administers the Company's stock option plans (the "Plans") and oversees the compensation of the Company's officers. The members of the Stock Option and Compensation Committee are Michael A. Pietrangelo and Joseph Salvani. Philip S. Schein, M.D. served as a Member of the Stock Option and Compensation Committee until May 13, 1996. The Audit Committee, which did not meet in Fiscal 1996, reviews the work of the auditors and the adequacy of the Company's internal accounting and financial control systems. The members of the Audit Committee are Arthur Altschul, Jr. and Lottie Shackelford. The Executive Committee, which met 2 times in Fiscal 1996, exercises the rights, power, and authority of the Board of Directors in certain situations. The members of the Executive Committee are Jonah Shacknai, Michael
A. Pietrangelo and Joseph Salvani. The Company does not have a Nominating Committee.

     The Board held 3 meetings in Fiscal 1996. Each member of the Board of Directors attended at least 75% of the aggregate of (i) all Board meetings and
(ii) all meetings of committees of the Board of which such person was a member, except as follows: Lottie Shackelford and Richard Dobson attended 2 of the 3 Board of Directors' meetings or 66.7% of such meetings.

     Jean Carvais, M.D. resigned as a director of the Company effective August 14, 1996 for personal and business reasons. There were no disagreements with Dr. Carvais with respect to the Company's operations or policies.

DIRECTOR COMPENSATION

     Since April 28, 1990, the Company has made available to each non-employee director $1,000 plus reasonable expenses for each Board and committee meeting attended, excluding telephonic meetings. Non-employee directors of the Company are also entitled to automatic, annual grants of non-qualified options to purchase 19,284 shares of Class A Common Stock. Under the Plans, these options are granted on the last business day of September and are exercisable at the fair market value of the Class A Common Stock on the one year anniversary of the date of grant. Each such option shall be exercisable in whole or in part one year after the date of grant, provided such non-employee director has continued as a non-employee director for one year. If approved by the stockholders, the 1996 Stock Option Plan would modify the automatic grants of options to directors. See "Proposal 3: Adoption of 1996 Stock Option Plan."

PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

     The information set forth below includes information as of August 5, 1996, regarding the shares of Capital Stock beneficially owned by and adjusted to reflect the follow-up offering of 1,850,000 shares of the Company Class A Common Stock subsequent to this date (i) each person who is known by the Company to own beneficially five percent (5%) or more of the Capital Stock,
(ii) each of the other present directors and executive officers of the Company, and (iii) all directors and executive officers of the Company as a group.

                                          SHARES BENEFICIALLY OWNED CLASS
                                                         B
                                          -------------------------------    PERCENTAGE OF
                                          CLASS A    CLASS B    SERIES B      OUTSTANDING     PERCENTAGE OF
                                          COMMON     COMMON     PREFERRED       CAPITAL          VOTING
                NAME(1)                    STOCK      STOCK       STOCK          STOCK            POWER
---------------------------------------   -------    -------    ---------    -------------    -------------
Jonah Shacknai(2)......................   526,498    112,301      56,150          7.68%           20.54%
Mark A. Prygocki, Sr.(3)...............    16,285         --          --         *                *
Arthur G. Altschul, Jr.(4).............    23,415         --          --         *                *
Richard L. Dobson, M.D.(5).............     9,211         --          --         *                *
Michael A. Pietrangelo(6)..............    34,880         --          --         *                *
Joseph Salvani(7)......................    59,514         --          --         *                *
Philip S. Schein, M.D.(8)..............     6,962         --          --         *                *
Lottie H. Shackelford(8)...............     8,568         --          --         *                *
All executive officers and directors
  as a group (8 persons)(9)............   685,333    112,301      56,150          9.35%           21.86%

---------------
 *  Less than 1%.

(1) The address of each beneficial owner is c/o Medicis Pharmaceutical Corporation, 4343 East Camelback Road, Suite 250, Phoenix, Arizona 85018-2700.

(2) Includes: (a) 48,826 shares of Class A Common Stock owned by a trust established by Mr. Shacknai for the benefit of his family; (b) 182,729 shares of Class A Common Stock subject to options granted pursuant to the plans and were exercisable as of August 5, 1996 or become exercisable within 60 days thereafter; and (c) 9,577 shares of Class A Common Stock held in an IRA for Mr. Shacknai. Includes options to purchase common stock that will be available to beneficial holder relating to the stock split upon authorization of additional shares by the Company's shareholders.

(3) Includes 16,285 shares of Class A Common Stock subject to options granted pursuant to the plans and were exercisable as of August 5, 1996 or become exercisable within 60 days thereafter. Includes options to purchase common stock that will be available to beneficial holder relating to the stock split upon authorization of additional shares by the Company's shareholders.

(4) Includes (a) 10,026 shares beneficially owned by Altschul Investment Group L.P., of which Mr. Altschul is a general partner; and (b) 8,568 shares of Class A Common Stock subject to options granted pursuant to the plans and were exercisable as of August 5, 1996 or become exercisable within 60 days thereafter. Mr. Altshul's information provided as of August 15, 1996.

(5) Includes 6,427 shares of Class A Common Stock subject to options granted pursuant to the plans and were exercisable as of August 5, 1996 or become exercisable within 60 days thereafter. Also includes 106 shares of Class A Common Stock owned by Dr. Dobson's spouse, as to which shares Dr. Dobson disclaims beneficial ownership.

(6) Includes 11,780 shares of Class A Common Stock subject to options granted pursuant to the plans and were exercisable as of August 5, 1996 or become exercisable within 60 days thereafter.

(7) Includes 17,672 shares of Class A Common Stock subject to options granted pursuant to the plans and were exercisable as of August 5, 1996 or become exercisable within 60 days thereafter.

(8) Includes 6,962 shares of Class A Common Stock subject to options granted pursuant to the plans and were exercisable as of August 5, 1996 or become exercisable within 60 days thereafter.

(9) Includes an aggregate of 258,991 shares of Class A Common Stock subject to options granted pursuant to the plans and were exercisable as of August 5, 1996 or become exercisable within 60 days thereafter held by eight executive officers and directors.

EXECUTIVE COMPENSATION

     The following table shows the annual compensation and long-term compensation for each of the three most recent fiscal years for the Company's Chief Executive Officer and the one other executive officer whose salary and bonus for the most recent fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION AWARDS
                                      ANNUAL COMPENSATION                      -----------------------------
                                      --------------------    OTHER ANNUAL            NUMBER OF LTIP
      NAME AND POSITION        YEAR   SALARY($)   BONUS($)   COMPENSATION($)              OPTIONS
-----------------------------  ----   ---------   --------   ---------------   -----------------------------
Jonah Shacknai...............  1996    310,000    240,000             --                  171,431(1)
  Chairman of the Board and    1995    250,000    110,000             --                  117,857(2)
  Chief Executive Officer      1994    225,000     68,000             --                   32,143
Mark A. Prygocki, Sr.(3).....  1996     94,600     50,000             --                   19,286(4)
  Chief Financial Officer      1995     83,640     22,500         14,525(5)                 6,429
  Assistant Treasurer and
  Secretary

---------------
(1) Includes repriced options approved by the Stock Option and Compensation Committee of the Board of Directors upon an independent recommendation and in accordance with the Plans and previously issued to Mr. Shacknai for the purchase of 139,286 shares of Class A Common Stock. Such options were repriced to market.

(2) 42,858 of these options were attributable to the issuance of options following the expiration of a like number of options which had not been exercised. The new options have a five-year term and are exercisable at $10.27 per share, which is above the market price of the Class A Common Stock ($2.62) on the date of grant of the new options. These options were subsequently repriced. See note (1).

(3) Mr. Prygocki became an executive officer of the Company in May 1995 (fiscal
    1995).

(4) Includes repriced options approved by the Stock Option and Compensation Committee of the Board of Directors upon an independent recommendation and in accordance with the Plans and previously issued to Mr. Prygocki for the purchase of 12,322 shares of Class A Common Stock. Such options were repriced to market.

(5) Represents $9,125 in expense related to the reimbursement of relocation costs of the executive officer in conjunction with the Company's relocation from New York to Arizona and $5,400 for car allowance.

     The Company has no defined benefit or defined contribution retirement plans other than the Medicis Pharmaceutical Corporation 401(k) Employee Savings Plan (the "401(k) Plan") established under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Contributions to the 401(k) Plan are voluntary and all full-time employees are eligible to participate. While the 401(k) Plan provides for the ability of the Company to match certain employee contributions, the Company has not made any matching contributions.

STOCK OPTIONS

     The Plans provide for the grant to key employees and key consultants of the Company options which qualify as incentive stock options under the Code and non-qualified stock options. The Plans are each administered by the Stock Option and Compensation Committee appointed by the Board. The following table sets forth certain information for the Company's last fiscal year with respect to options to purchase shares of Class A Common Stock granted to certain executive officers pursuant to the Plans:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZED VALUE AT
                                                PERCENTAGE OF                                  ASSUMED ANNUAL RATES OF
                                                TOTAL OPTIONS                                 STOCK PRICE APPRECIATION
                                  NUMBER OF       GRANTED TO       EXERCISE                      FOR OPTION TERM(2)
                                   OPTIONS       EMPLOYEES IN      OR BASE      EXPIRATION   --------------------------
          NAME                  GRANTED(#)(1)   FISCAL YEAR(4)   PRICE($/SH)       DATE      0%($)    5%($)     10%($)
------------------------        -------------   --------------   ------------   ----------   -----   --------  --------
Jonah Shacknai(3).......   NQ       10,527            3.0%           4.11        8/17/00     --        11,954    26,413
                           NQ      123,613           35.8%           4.39        9/29/00     --       149,930   331,295
                          ISO       21,618            6.3%           4.11        8/17/00     --        24,549    54,242
                          ISO       15,673            4.5%           4.39        9/29/00     --        19,010    42,005
                                   -------          -----
                                   171,431           49.6%
Mark A. Prygocki,
  Sr.(3)................  ISO        6,964            2.0%           4.11        8/17/00     --         7,908    17,473
                          ISO       12,322            3.6%           4.39        9/29/00     --        14,945    33,024
                                   -------          -----
                                    19,286            5.6%

---------------

(1) Of Mr. Shacknai's ISO's noted above, 7,204 vest on August 17, 1996, 15,673 vest on September 29, 1996, 7,206 vest August 17, 1997 and 7,208 vest on August 17, 1998. Of Mr. Shacknai's non-qualified options noted above, 8,382 vest on August 17, 1996, 123,613 vested on September 29, 1996, 1,072 vest on August 17, 1997, and 1,072 vest on August 17, 1998. Of Mr. Prygocki's ISO's noted above, 1,392 vest on August 17, 1996, 1,785 vest on September 14, 1996, 10,537 vest on September 29, 1996, 1,392 vest on August 17, 1997 and
    1,393 vest each year thereafter through August 17, 1999, and 1,394 vest on August 17, 2000.

(2) The potential realizable value portion of the foregoing table illustrates amounts that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Class A Common Stock, over the life of the options. This schedule does not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting schedules. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The column indicating 0% appreciation is included to reflect the fact that a zero percent gain in stock price appreciation from the market price of the Class A Common Stock on the date of grant will result in zero dollars for the optionee. No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders commensurately. Dollar amounts shown are not discounted to present value.

(3) For 1996: Includes repriced options to purchase 139,286 shares of Class A Common Stock held by Mr. Shacknai and 12,322 held by Mr. Prygocki.
    Such options were repriced to market and approved by the Stock Option and Compensation Committee of the Board of Directors upon an independent recommendation and in accordance with the Plans.

(4) Not including the options granted in connection with the Company's repricing of options, Mr. Shacknai and Mr. Prygocki received options which represented 25.5% and 5.5% respectively of all options granted to employees in the fiscal year.

     The following table sets forth the number and value of unexercised options held by the named individuals as of the end of the Company's last fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                 NUMBER OF       VALUE     OPTIONS AT FISCAL YEAR END        AT FISCAL YEAR-END
                              SHARES ACQUIRED   REALIZED   ---------------------------   ---------------------------
            NAME              ON EXERCISE(1)      ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  ---------------   --------   -----------   -------------   -----------   -------------
Jonah Shacknai..............     0                0           19,285        227,146        464,318       5,321,345
Mark A. Prygocki, Sr........     0                0            1,285         24,430         31,984         575,684

---------------

(1) The Company does not grant stock appreciation rights.

     During the last fiscal year, 50 employees of the Company and six non-employee directors of the Company were granted options to purchase an aggregate of 437,751 shares of Common Stock under the Plans. As of August 5, 1996, 48 employees and six directors of the Company were participants in the Plans. As of August 5, 1996, an aggregate of 1,008,041 options to purchase shares of Class A Common Stock had been granted to a total of 98 optionees under the Plans and were outstanding, 66,138 of which had been granted to non-employee directors as annual grants in accordance with the Plans. Certain of such options are vested and others vest at various times through July 22, 2001. Qualified and nonqualified stock options vest over a period determined at the time the options are granted ranging from 1 year to 5 years, except for certain non-qualified stock options that vest immediately. The options are generally granted at the fair market value on the date of the grant and are exercisable at prices ranging from $2.33 to $31.83.

     In response to certain amendments to Securities and Exchange Commission rules governing stock options plans, in August 1996, the Stock Option and Compensation Committee determined to suspend the grant of any additional options except those shares reserved for automatic director grants and grants for newly hired employees. The Stock Option and Compensation Committee also directed the executive officers of the Company to prepare the Medicis 1996 Stock Option Plan and submit it for the approval by the Company's stockholders at the Company's 1996 Annual Meeting of Stockholders.

     In September 1995, the Stock Option and Compensation Committee comprised of non-employee directors approved in accordance with its authority previously granted by the shareholders under the Plans, the repricing of certain outstanding options granted to all employees and full-time consultants under the Plans pursuant to an option exchange program in accordance with the Plans. Such options were repriced to market. The Committee's decision to allow repricing of options was based, in substantial part, upon the recommendation of William M. Mercer, Inc., a nationally recognized independent compensation consulting firm, that the repricing was necessary in order to retain adequate levels of incentive compensation for the Company's employees given a substantial number of options issued were, at that time, of no value due to the price at which such options were previously issued. See "Stock Option and Compensation Committee Report." The following table sets forth information concerning the repricing of shares held by all executive officers during the last ten completed fiscal years.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                           NUMBER OF
                                          SECURITIES     MARKET PRICE                                    LENGTH OF
                                          UNDERLYING     OF STOCK AT    EXERCISE PRICE                   ORIGINAL
                                         OPTIONS/SARS      TIME OF        AT TIME OF        NEW         OPTION TERM
                                          REPRICED OR    REPRICING OR    REPRICING OR     EXERCISE   REMAINING AT DATE
                                          AMENDED(1)      AMENDMENT        AMENDMENT       PRICE      OF REPRICING OR
            NAME                 DATE         (#)            ($)              ($)           ($)          AMENDMENT
-----------------------------  --------  -------------   ------------   ---------------   --------   -----------------
Jonah Shacknai...............   9/29/95      42,857          4.39            10.27          4.39        3 yrs 10 mos
  Chairman of the Board and     9/29/95      32,143          4.39            10.27          4.39              10 mos
  Chief Executive Officer       9/29/95      32,143          4.39            17.36          4.39         1 yr 10 mos
                                9/29/95      32,143          4.39             7.09          4.39        2 yrs 10 mos
Mark A. Prygocki, Sr.........   9/29/95       2,678          4.39             9.33          4.39              10 mos
  Chief Financial Officer,      9/29/95       4,286          4.39            15.77          4.39         1 yr 11 mos
  Assistant Treasurer and       9/29/95       5,358          4.39             5.51          4.39               3 yrs
  Secretary

---------------
(1) The Company does not grant stock appreciation rights.

                   STOCK OPTION AND COMPENSATION COMMITTEE REPORT

     The Stock Option and Compensation Committee (the "Committee") is responsible for the oversight of the compensation of the Company's executive officers and administration of the Plans.

     Compensation of the Company's executive officers is composed of salary, stock options and, in some cases, cash bonuses. Jonah Shacknai, Chairman and Chief Executive Officer of the Company, recommends the annual salary and any cash bonus for each executive officer other than himself. Currently, the Company has only one other executive officer, Mr. Prygocki, the Company's Chief Financial Officer, Assistant Treasurer, and Secretary. In the case of an increase in salary or a substantial bonus to an executive officer, Mr. Shacknai makes a recommendation to the Committee to approve such increase. Mr. Shacknai and the Committee apply the largely subjective and non-quantitative criteria discussed below in evaluating compensation and have not assigned any particular numerical weight to these factors.

     The salary of an executive officer is determined based on the significance of the position to the Company, individual experience, talents and expertise, individual performance as it relates to effort and achievement of or progress toward particular objectives for the executive officer and to the Company's immediate and long-term goals and information gathered informally as to comparable companies in the same geographic location as the Company. Due to the Company's phase of growth and development, in addition to the Company's goal of increasing profitability, other elements of the Company's performance that are used in fixing executive compensation levels are increases in revenues, new product introductions, progress in research, raising new capital, strategic alliances, customer service values cost-effective operation as the personal commitment to the ideals and mission of the Company. The Committee believes the compensation of the Company's executive officers is generally in the middle section of the range of compensation data obtained when the Company informally gathered data as to comparable companies. However, this belief should be considered in light of the facts that (i) the data gathered were not gathered with a statistically reliable methodology and (ii) the elements of compensation of such comparable companies are not necessarily directly comparable to those of the Company.

     Although the Company does not have a formal bonus plan for its executive officers, the Company from time to time awards cash bonuses to certain executive officers after fiscal year end.The amount awarded to a particular executive officer is based on the Company's overall performance as described above, individual performance, the particular executive officer's base salary level and overall equity and fairness.

     Stock options granted by the Company to its executive officers are intended to link the interests and risks of the executive officers with those of the stockholders. Stock options will provide value to the optionee only when the price of the Company's stock increases. The Committee generally grants stock options to executive officers with respect to each fiscal year after the close of the fiscal year. The Committee bases its decisions on Company performance and individual performance as discussed above, base salary and bonus levels, the amount of prior option grants, length of service and overall equity and fairness.

     In September 1995, the Committee comprised of non-employee directors approved in accordance with its authority previously granted by the shareholders under the Plans, the repricing of certain outstanding options granted to all employees and full-time consultants under the Plans pursuant to an option exchange program in accordance with the Plans. Such options were repriced to market. The Committee's decision to allow repricing of options was based, in substantial part, upon the recommendation of William M. Mercer, Inc., a nationally recognized independent compensation consulting firm, that the repricing was necessary in order to retain adequate levels of incentive compensation for the Company's key employees given a substantial number of options issued were, at the time, of no value due to the price at which such options were previously issued. Under the exchange program, options to purchase 300,726 shares of the Common Stock having a weighted average option exercise price per share of $10.85 (adjusted for subsequent stock splits and dividends) were exchanged for options with an exercise price per share of $4.39 (adjusted for subsequent stock split and dividend). The revised exercise price was equal to the fair market value of the Common Stock at the time of the repricing. The options that were repriced included options to purchase 139,286 and 12,322 shares of Class A Common Stock held by Messrs. Shacknai and Prygocki, respectively, which were repriced from an average weighted option exercise price per share of $11.17 and $9.91, respectively, to an exercise price per share of $4.39.

     In response to certain amendments to Securities and Exchange Commission rules governing stock options plans, in August 1996, the Committee determined to suspend the grant of any additional options except those reserved for grant prior to the annual meeting of shareholders under the Plans and directed the executive officers of the Company to prepare the Medicis 1996 Stock Option Plan and submit it for the approval by the Company's stockholders at the Company's 1996 Annual Meeting of Stockholders.

     For Fiscal 1996, Jonah Shacknai, Chairman of the Board and Chief Executive Officer, received an annual salary of $310,000, was paid a bonus of $240,000, and was granted options to purchase 21,430 shares of Class A Common Stock (at an exercise price of $4.11 per Share). The Committee made these decisions based upon a subjective analysis of his contributions to the Company's improved performance in the most recent fiscal year, particularly in regard to achieving continued growth in sales and profitability for the Company, significantly increasing market share for the Company's DYNACIN(R) and TRIAZ(R) products and controlling expenses and improving the ratio of current assets to current liabilities. The Committee did not assign any particular numerical weight to any of these matters.

October 17, 1996                      Stock Option and Compensation Committee

                                      Joseph Salvani, Chairman
                                      Michael A. Pietrangelo

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Jonah Shacknai serves as a director of U.S. Bioscience, Inc., one of whose executive officers, Dr. Philip Schein, served as a member of the Committee until May 13, 1996. Dr. Schein was not involved in any decisions for awarding executive bonuses for 1996 or setting executive compensation for 1997.

EMPLOYMENT AGREEMENT

     In July 1996, the Company entered into an employment agreement (the "Employment Agreement") with Mr. Shacknai, effective July 1, 1996, to continue to serve as Chairman of the Board and Chief Executive Officer of the Company. The Employment Agreement expires on June 30, 2001, and automatically renews for successive periods of five years, unless either party gives timely notice of an intention not to renew. Mr. Shacknai also may terminate the Employment Agreement prior to the end of the term. Under the Employment Agreement, Mr. Shacknai agreed that, during his employment by the Company and for a period of one year following termination for reasons other than a change in ownership or control of the Company, he will not engage in, consult with or be employed by any Competing Business (as defined in the Employment Agreement). The Employment Agreement contains customary non-solicitation provisions and provides for the transfer to the Company of any intellectual property relating to the business of the Company.

     Under the Employment Agreement, Mr. Shacknai receives an annual base salary of $400,000, effective July 1996, plus certain benefits and an annual grant of options to purchase shares of Common Stock representing a minimum specified percentage of the fully diluted capitalization of the Company. Mr. Shacknai is also eligible for annual cash bonuses and increases in his base compensation.

     The Employment Agreement provides that, if Mr. Shacknai's employment is terminated as a result of a change in control of the Company, the Company is obligated to pay Mr. Shacknai a lump sum amount equal to four times the sum of
(i) his base salary at the highest rate in effect during the proceeding 12 months and (ii) the average annual bonus, if any, paid during the proceeding three years. If Mr. Shacknai's employment is terminated without cause or by his Resignation for Good Reason (as defined in the Employment Agreement) the Company is obligated to pay him a lump sum equal to the sum of (i) the amount he would have collected in salary for the unexpired term of the Employment Agreement, were he paid at the highest salary rate in effect for the 12 months preceding his termination and (ii) his average annual bonus for the preceding three years multiplied by the number of years remaining in the Employment Agreement. In no event, however, will Mr. Shacknai's severance payment for termination without cause be less than twice the sum of (i) his highest effective salary and (ii) the average annual bonus for the preceding three years, plus 1/24 of such lump sum for each full year of Mr. Shacknai's service with the Company. If Mr. Shacknai's employment is terminated by his death, the Employment Agreement provides that the Company will continue to pay his salary, at the then-current rate, to his family for 12 months. If Mr. Shacknai is terminated pursuant to his Disability (as defined in the Employment Agreement), the Employment Agreement provides that the Company will pay him 100% of his base salary for twelve months, and 50% of that base salary for the remainder of the term of the Employment Agreement, but in no event for less than an additional 12 months of his base salary. Finally, the Employment Agreement provides that, if it is not renewed by the Company for at least three years after its initial expiration, the Company must pay Mr. Shacknai a lump sum equal to twice the sum of (i) his annual base salary at the highest rate in effect during his last 12 months of employment with the Company and (ii) the annual average of bonus payments made to him over the preceding three years, plus 1/24 of such lump sum for each full year of Mr. Shacknai's service with the Company.

     Upon the termination of Mr. Shacknai's employment, all options previously granted to him will automatically vest, and will remain exercisable for the full terms thereof. After termination, Mr. Shacknai will also receive the employee benefits he was eligible to participate in for four years unless the Employment Agreement is not renewed, in which event Mr. Shacknai will receive such employee benefits for two years. Under certain circumstances, the Employment Agreement may require the Company to make payments that would constitute excess parachute payments under the Internal Revenue Code of 1986, as amended. In the event that the

Company were required to make payments constituting excess parachute payments, payments to Mr. Shacknai would not be deductible by the Company for tax purposes, and Mr. Shacknai would be required to pay an excise tax.

     The Company currently has no employment agreements with other employees.

STOCK PRICE PERFORMANCE

     The graph set forth below provides a comparison of the cumulative total stockholder return for the Company, the NASDAQ Stock Market (U.S. Companies) Total Return Index, and the NASDAQ Pharmaceutical Stocks Total Return Index for the period commencing March 28, 1990, the date the Company completed its initial public offering, through June 30, 1996. The NASDAQ Stock Market Total Return Index comprises all domestic common shares traded on the NASDAQ National Market System and the NASDAQ Small-Cap Market(SM). The NASDAQ Pharmaceutical Stocks Index represents all companies, including biotechnology companies, trading on NASDAQ classified under the Standard Industrial Classification Code for pharmaceuticals.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH(1)


                                            CRSP INDEX       CRSP INDEX
                             MEDICIS        FOR NASDAQ       FOR NASDAQ
MEASUREMENT PERIOD        PHARMACEUTICAL   STOCK MARKET    PHARMACEUTICALS
(FISCAL YEAR COVERED)          CORP.       (US COMPANIES)      STOCKS
6/28/91                        100.00          100.00          100.00
6/30/92                       175.888         120.132         124.507
6/30/93                        68.086         151.077         108.233
6/30/94                        25.532         152.523          90.535
6/30/95                        31.206         203.586         120.174
6/28/96                       267.448         261.430         177.026

(1) The lines represent monthly index levels derived from compound daily returns that include all dividends. If the end of the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used. The index level for all indices was set to 100.0 on June 30, 1991.

                  PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

     The Board of Directors has approved and has determined to ask the stockholders to approve an Amended and Restated Certificate of Incorporation that increases the number of authorized shares of Class A Common Stock from 10,000,000 shares to 50,000,000 shares and the number of authorized shares of Class B Common Stock from 125,322 shares to 1,000,000, and provides that all authorized but unissued shares of Class B Common Stock may be issued only to existing holders of Class B Common Stock in connection with stock dividends, recapitalization, stock splits and similar transactions. The proposed Amended and Restated Certificate of Incorporation does not differ in any other material manner from the current Certificate of Incorporation, as previously amended from time to time. A copy of the proposed Amended and Restated Certificate of Incorporation is attached as Appendix 1. On the Record Date, there were issued and outstanding 8,816,033 shares of Class A Common Stock, 125,322 shares of Class B Common Stock and 62,660 shares of Series B Automatically Convertible Preferred Stock ("Series B Preferred Stock").

     On July 22, 1996, the Board declared a 3-for-2 stock split in the form of a 50% stock dividend paid on August 2, 1996, to stockholders of record of Class A Common Stock and Class B Common Stock on July 22, 1996 (the "Dividend"). In connection with the Dividend, a new class of Series B Preferred Stock, consisting of 62,660 authorized and issued shares, was created and paid to holders of the Company's Class B Common Stock because of the unavailability of additional authorized shares of Class B Common Stock with which to pay the Dividend. All 62,660 shares of Series B Preferred Stock are automatically convertible into shares of Class B Common Stock on approval of the proposed amendment, which would create a number of shares of Class B Common Stock sufficient to effect such conversion.

     To facilitate the Dividend and the Company's public common stock offering, the two holders of the Company's Class B Common Stock and Series B Preferred Stock (including Mr. Shacknai) voluntarily have waived their rights under the Certificate of Incorporation to require the Company to reserve sufficient shares of Class A Common Stock for conversion of their shares of Class B Common Stock and Series B Preferred Stock into shares of Class A Common Stock. That waiver is effective until such time as the Certificate of Incorporation is amended to increase the number of authorized shares of Class A Common Stock to at least 15,000,000 shares. Adoption of the proposed Amended and Restated Articles of Incorporation would reinstate the rights of these stockholders to have 187,982 shares of Class A Common Stock reserved for conversion.

     In addition, to further facilitate the Dividend and the Company's public stock offering, Mr. Shacknai and Mr. Prygocki, the Company's Chief Financial Officer, Assistant Treasurer and Secretary, voluntarily deferred an adjustment to the number of shares they are entitled to receive upon the exercise of outstanding stock options to purchase a total of 181,433 shares of Class A Common Stock. Those options were granted to them by the Company prior to the payment of the Dividend in the ordinary course under the Company's various Stock Option Plans, the terms of which require a pro rata adjustment of the number of shares to be received upon exercise of outstanding options issued under such plans upon the occurrence of a stock split, dividend or similar transaction, including the Dividend. The voluntary deferral of the adjustment by Messrs. Shacknai and Prygocki is effective until such time as the Certificate of Incorporation is amended to increase the number of authorized shares of Class A Common Stock to at least 15,000,000 shares.

     The 2,238,187 shares issued in connection with the Dividend and the Company's recent 1,850,000 share public offering have utilized virtually all of the Company's previously available authorized but unissued shares of Class A Common Stock. The Board believes that it is advisable and in the best interests of the Company and its stockholders to amend the Certificate of Incorporation of the Company to increase the authorized shares of Class A Common Stock in order that a sufficient number of additional shares of Class A Common Stock are available for acquisitions, stock dividends, future financing transactions, stock issuances pursuant to employee benefit plans and other appropriate corporate opportunities and purposes. Having additional shares available for issuance in the future would give the Company greater flexibility and allow shares of Common Stock to be issued without the expense and delay associated with a special stockholders meeting. The Board would establish the terms on which the newly-authorized shares could be issued, and no further stockholder vote would be required to issue any of the additional authorized shares. Such shares could be issued at such prices, and under such circumstances as would have a dilutive affect on the equity ownership of the present stockholders.

     In order to provide desirable flexibility in connection with future stock splits, stock dividends, recapitalizations and similar transactions, and in order to effect the automatic conversion to the Series B Preferred Stock into Class B Common Stock, the proposed Amended and Restated Certificate of Incorporation creates and reserves for issuance to holders of Class B Common Stock in connection with such transactions an additional 438,624 shares of Class B Common Stock. Mr. Shacknai, the Company's Chairman and Chief Executive Officer, currently holds (i) 112,301 shares, or 89.6%, of the 125,322 shares of Class B Common Stock outstanding; and (ii) 56,150 shares, or 89.6%, of the 62,660 shares of Series B Automatically Convertible Preferred Stock outstanding. The Company has no other agreements, commitments or understandings at this time with respect to the issuance of additional shares of Common Stock that would be made available by the proposed amendment in connection with any financing transactions, acquisitions, stock dividends, employee benefit plans or other transactions.

     For the reasons stated above, the Board believes it is in the best interests of the Company to approve the amendment. A copy of the Amended and Restated Certificate of Incorporation appears in Appendix 1.

VOTE REQUIRED

     The proposal to approve the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the voting power of the outstanding Capital Stock.

BOARD RECOMMENDATION

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO ADOPT THE PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION.

               PROPOSAL 3: ADOPTION OF THE MEDICIS PHARMACEUTICAL
                       CORPORATION 1996 STOCK OPTION PLAN

     The Board has adopted on August 22, 1996, 1996, subject to stockholder approval, the Medicis Pharmaceutical Corporation 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan provides for the reservation of 1,300,000 shares of Class A Common Stock for issuance pursuant to incentive stock options or non-qualified options. The Board believes that approval of the adoption of the 1996 Plan is in the best interest of the Company and its stockholders in order to permit the grant of additional options to key employees and key consultants and to continue to provide non-employee directors with incentives to contribute to the success of the Company.

     In response to certain amendments to Securities and Exchange Commission rules governing stock options plans, in August 1996, the Committee determined to suspend the grant of any additional options except those reserved for grant prior to the annual meeting of shareholders under the Plans and directed the executive officers of the Company to prepare the Medicis 1996 Stock Option Plan and submit it for the approval by the Company's stockholders at the Company's 1996 Annual Meeting of Stockholders.

     The 1996 Plan also provides for an automatic annual grant of nonqualified stock options to purchase 3,000 shares of the Company's Class A Common Stock to each of the Company's Outside Directors (i.e., those who are not employed by the Company) on the last business day of September of each year during the term of the Plan, beginning in September 1997. This automatic grant is in lieu of any further grants after September 1996 under any of the Company's previous stock plans, including the Medicis Pharmaceutical Corporation 1995 Stock Plan.

     The last reported sale price of the Company's Class A Common Stock on the National Association of Securities Dealers Automated Quotation/National Market System on October 17, 1996 was $50.25 per share.

     The principal provisions of the 1996 Plan are summarized below. Such summary is qualified in its entirety by reference to the terms of the 1996 Plan, which appears in Appendix 2.

GENERAL DESCRIPTION OF THE 1996 STOCK OPTION PLAN

     (a) SHARES SUBJECT TO OPTIONS. 1,300,000 shares of Class A Common Stock subject to incentive stock options or to non-qualified stock options are reserved in connection with the 1996 Plan from authorized but unissued shares of Class A Common Stock. Shares of Class A Common Stock subject to an option which remain unexercised at the time of cancellation, expiration or exchange of such option become available for use under the 1996 Plan. Shares of Class A Common Stock which remain after the surrender of an option are not further available.

     (b) EFFECTIVE DATE.  October 1, 1996, subject to stockholder approval.

     (c) COMMITTEE. The 1996 Plan provides for administration by a Committee appointed by the Board consisting solely of not less than two (2) "Non-Employee Directors," as that term is defined in SEC Rule 16b-3(3)(i), or such other persons as may, from time to time, be required or authorized by such rule or any successor rules. From time to time, the Committee may appoint a separate committee (the "Designated Committee") consisting of at least one Director and one other executive officer of the Company to implement grants of options to the Company's key individuals and consultants who are not subject to SEC Rule 16b. It is anticipated that the Committee will appoint the Chairman and Chief Executive Officer of the Company Jonah Shacknai and the Chief Financial Officer of the Company Mark A. Prygocki, Sr. to serve on the Designated Committee, which will have the authority to grant stock options subject to the continuing supervision of the Committee to key individuals and consultants who are not subject to SEC Rule 16b but in no circumstance may such individuals grant options to themselves. Unless and until the Committee shall take further action, the Designated Committee may not grant to a single key individual options for more than 5,250 shares in any one calendar year.

     (d) ELIGIBILITY. Only key employees and key consultants of the Company and its subsidiaries and Outside Directors of the Company are eligible for the grant of options under the 1996 Plan. Key consultants includes any Outside Director who has a material written employment agreement with the Company which has been approved by the Board.

     (e) GRANT OF OPTIONS. The grant of options to key employees and key consultants is in the sole discretion of the Committee and must be evidenced by an option certificate. To the extent the fair market value of incentive stock options granted under the 1996 Plan, the Plans or any other plan of the Company that first become exercisable in a calendar year exceeds $100,000, such options would be treated as non-qualified options. On the last business day of September of each year, each then Outside Director is automatically granted a non-qualified option to purchase 3,000 shares of Class A Common Stock. The automatic grants to Outside Directors beginning in September, 1997 will be in lieu of any further grants to Outside Directors under any prior Company Stock Plan.

     (f) OPTION PRICE. The price per share of Class A Common Stock payable upon exercise of an option may not be less than the fair market value of a share of Class A Common Stock on the date such option is granted or, in the case of a ten percent stockholder granted an incentive stock option, the fifth anniversary of the date granted. The price per share of Class A Common Stock payable upon exercise of an option granted to a ten percent stockholder may not be less than 110% of the fair market value of a share of Class A Common Stock on the date such option is granted. The price payable upon exercise of an option is payable in full upon exercise and in its discretion the Board can provide for payment in cash or in stock.

     (g) EXERCISE PERIOD. The option certificate must set forth the exercise provisions applicable to the options related thereto but in no case can the option certificate make an option exercisable before the date of grant or make it exercisable on a date after the tenth anniversary of the date of grant or, in the case of an incentive stock option granted to a ten percent stockholder, the fifth anniversary of the date of grant. The option certificate may provide for exercise upon termination, death, or disability. In connection with the termination of employment and in the case of change in control by the Company or any subsidiary of any holder of an option, the Committee may, in its discretion accelerate the date at which all or any part of an option first becomes exercisable or extend the period (but not in excess of ten years after the date of grant) during which all or any part of an option may be exercised.

     (h) TRANSFERABILITY. Options will be granted subject to restrictions on transfer, if any, that the Committee deems appropriate in order to qualify the grants for desired treatment under prevailing tax and other laws. The Committee will have the authority to remove transfer restrictions upon request of an option holder.

     (i) SECURITIES REGISTRATION. The 1996 Plan contains several provisions requiring compliance with certain provisions of the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"). If the stockholders approve the 1996 Plan, promptly following the Meeting the Company expects to file a registration statement with the SEC for the grant of the options and issuance of the shares of Class A Common Stock issuable upon exercise of options granted under the 1996 Plan.

     (j) LIFE OF PLAN. Options may be granted under the 1996 Plan until the earlier of September 30, 2006 or such date as all the stock reserved for the exercise of options has been issued or is no longer available.

     (k) ADJUSTMENT. The number of shares reserved is to be equitably adjusted to reflect a change in capitalization of the Company, including but not limited to a stock split or stock dividend.

     (l) SALE OR MERGER OF THE CORPORATION. If the Company agrees to sell all or substantially all of its assets, to merge, consolidate or reorganize the Company or to engage in another corporate transaction which does not provide for the assumption or substitution of options granted under the 1996 Plan, each then-outstanding option may be canceled at the discretion of the Board in exchange for the same consideration the option holder would have received if the option had been exercised in full on such date.

     (m) AMENDMENT OR TERMINATION. The 1996 Plan can be amended by the Board, in its discretion, except that the following amendments will require stockholder approval: amendments to (i) increase the number of shares issuable under the Plan; (ii) extend the life of the 1996 Plan; (iii) decrease the minimum option price; (iv) change the class of persons eligible for options; or (v) to otherwise materially increase the benefits of the 1996 Plan to Plan participants (if such approval is legally required). The Board may suspend or terminate the 1996 Plan; however, it may not cancel options granted before the suspension or termination or, so as to adversely affect the option holder, modify or amend options granted before the suspension or termination. The 1996 Plan also provides that the Board may amend the 1996 Plan without stockholder approval in order that the 1996 Plan be in compliance with the conditions of Rule 16b-3 of the 1934 Act, as such rule may from time to time be amended. Rule 16b-3 of the 1934 Act provides that certain transactions by officers or directors pursuant to employee stock and option plans which comply with Rule 16b-3 are exempt from the "short swing profit" provisions of Section 16(b) of the 1934 Act.

     (n) CHANGE CONTROL VESTING. In the event of a "Change in Control" of the Company, the 1996 Plan provides for an acceleration in vesting of all options previously granted over to 1996 Plan, which could have the effect of delaying, deterring or preventing a Change in Control, including, without limitation, discouraging a proxy contest or making more difficult the acquisition of a substantial block of the Company's Common Stock or limit the price investors may be willing to pay for shares of Common Stock.

     (o) MISCELLANEOUS. Option holders do not have stockholder rights. The grant of options is not a contract of employment. The 1996 Plan is to be construed under the laws of Arizona.

NEW PLAN BENEFITS

     Other than stock option grants to Outside Directors as described above and except as noted below, the benefits or amounts that will be received or allocated in the future under the 1996 Plan are not determinable.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the U.S. federal income tax consequences under current tax law (without regard to any proposed changes, which may be retroactive in effect) with respect to incentive stock options and non-qualified stock options granted to U.S. employees, consultants and directors under the Plans. For this purpose, it is assumed that the shares acquired pursuant to the exercise of an option are held by the optionee as a capital asset. Certain other rules not discussed here apply to the use of previously acquired shares of Class A Common Stock in payment of the option exercise price.

  Incentive Stock Options

     In general, no taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option. The optionee's tax basis in the shares received on the exercise of such an option will be equal to the option price paid by the optionee for such shares.

     If the stock received upon exercise of an incentive stock option is held more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, any gain or loss recognized by the optionee on the subsequent sale of the stock will be a long-term capital gain or loss, as the case may be. If the shares received upon the exercise of an incentive stock option are disposed of prior to the end of such holding periods, an amount equal to the excess (if any) of (a) the lower of the disposition price or the fair market value of such shares on the date of exercise of the incentive stock option, over (b) the optionee's tax basis in such shares will be treated as ordinary income, and any further gain will be a short-term or long-term capital gain depending upon the period the shares were held. Any loss on the disposition of such shares will be a short-term or long-term capital loss depending upon the period the shares were held.

  Non-Qualified Options

     No taxable income will be recognized by an optionee upon the grant of a non-qualified stock option. Upon the exercise of the option, the excess of the fair market value of the shares at the time of such exercise over the exercise price will be treated as compensation. Any amounts treated as compensation (i) will be taxable as ordinary income to the optionee and (ii) generally will be allowed as an income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of the option will be increased by any amounts so treated as compensation.

     Any gain or loss realized by an optionee on the subsequent sale of shares acquired upon the exercise of a nonqualified stock option will be short-term or long-term capital gain depending on the period the shares were held.

  Cancellation or Surrender

     Consideration received by an optionee upon the surrender to, or cancellation by, the Company of either an incentive or non-qualified stock option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to the Company.

  Alternative Minimum Tax

     In addition to the federal income tax consequences described above, an optionee may also be subject to the federal alternative minimum tax. In general, upon the exercise of any incentive stock option an amount equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price will be treated as an item of adjustment for purposes of the alternative minimum tax. If, however, the shares are disposed of in the same taxable year in which the exercise occurs, the maximum amount that will be treated as an item of adjustment will be an amount equal to the excess of the amount received upon such disposition over the exercise price.

  Taxation upon Transfer

     If the Committee elects to permit the transfer of any option granted under the Plan before such option, has been exercised, under most circumstances, the original grantee of the option will be required to recognize compensation income equal to the difference between the option purchase price and the market value of the Company's Common Stock at the time of exercise.

REQUIRED VOTE

     The proposal to approve the adoption of the 1996 Plan requires the affirmative vote of a majority of the voting power of the Capital Stock present at the meeting in person or by proxy.

BOARD RECOMMENDATION

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3 TO APPROVE THE ADOPTION OF THE 1996 PLAN

              PROPOSAL 4: RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board has chosen to reappoint Ernst & Young LLP, independent auditors, to audit the accounts of the Company and its subsidiaries for the fiscal year ending June 30, 1997. The Company has been advised by Ernst & Young LLP that no member of that firm to the best of its knowledge and belief has any direct or any material indirect financial interest in the Company or its subsidiaries, nor during the past three fiscal years has any member of the firm had any connection with the Company or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Ernst & Young LLP is expected to be present at the Meeting, will have an opportunity to make a statement should he or she desire to do so and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors requires an affirmative vote of a majority of the voting power of the Capital Stock present at the Meeting in person or represented by proxy. If the stockholders do not ratify such appointment, the matter of the appointment of independent auditors will be considered by the Board.

BOARD RECOMMENDATION

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 4 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS.

STOCKHOLDER PROPOSALS

     Any stockholder proposal that is intended to be presented at the 1997 Annual Meeting of Stockholders and included in the Company's Proxy Statement and Proxy relating to that meeting, must be received at the Company's principal offices no later than June 25, 1997.

ANNUAL REPORT

     The Annual Report of the Company for Fiscal 1996 is being mailed to stockholders together with this Proxy Statement.

OTHER MATTERS

     The Board does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with regard to such matters in accordance with their respective judgments.

                                        MEDICIS PHARMACEUTICAL CORPORATION

                                        /s/ Mark A. Prygocki, Sr.
                                        -------------------------
                                        Mark A. Prygocki, Sr.
                                        Chief Financial Officer
                                        Assistant Treasurer and Secretary
October 18, 1996

STOCKHOLDERS ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                   APPENDIX 1

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       MEDICIS PHARMACEUTICAL CORPORATION

     Medicis Pharmaceutical Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

          1. That the name of the corporation is Medicis Pharmaceutical Corporation.

          2. That the Corporation filed its original Certificate of Incorporation with the Secretary of the State of Delaware on July 27, 1988.

          3. That the Certificate of Incorporation has been previously amended, as follows:

             a. A Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 27, 1988.

             b. A Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 3, 1988.

             C. A Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 20, 1989.

             d. A Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 12, 1990.

             e. A Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 29, 1992.

             f. A Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 15, 1992.

             g. A Certificate of Amendment of the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 23, 1995.

          4. That, at a meeting of the Board of Directors held on October 11, 1996, this Restated Certificate of Incorporation was duly approved for submission to the Corporation's shareholders for their approval.

          5. That, at a meeting of the shareholders of the Corporation on November 22, 1996, this Restated Certificate of Incorporation was duly adopted and approved by the Corporation's shareholders.

          6. That this Restated Certificate of Incorporation was adopted in accordance with Section 245 of the General Corporation Law of the State of Delaware.

          7. That the Certificate of Incorporation of the Corporation, as hereby restated, is as follows:

                                   ARTICLE I

     The name of the corporation is Medicis Pharmaceutical Corporation (the "Corporation").

                                   ARTICLE II

     The address of the registered agent of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington. County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.


                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, and the Corporation shall have all powers necessary to engage in such acts or activities, including, but not limited to, the powers enumerated in the General Corporation Law of Delaware or any amendment thereto.

                                   ARTICLE IV

SECTION 1.  AUTHORIZED SHARES.

     The total number of Shares of all classes that the Corporation is authorized to issue is 56,000,000, consisting of 50,000,000 shares of Class A Common Stock, par value $.014 per share ("Class A Common Stock"); 1,000,000 shares of Class B Common Stock, par value $.014 per share ("Class B Common Stock"); and 5,000,000 Preferred Stock, par value $.01 per share ("Preferred Stock").

SECTION 2.  CLASS A COMMON STOCK AND CLASS B COMMON STOCK.

     (A) General. The designations, preferences, limitations and relative rights of the Class A Common Stock and the Class B Common Stock shall be in all respects identical, except as stated in this Certificate of Incorporation or as otherwise required by law.

     (B) Voting Rights.

          (1) At each meeting of stockholders of the Corporation and upon each proposal presented at such meeting, every holder of Class A Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the stock transfer records of the Corporation and every holder of Class B Common Stock shall be entitled to ten votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the stock transfer records of the Corporation.

          (2) Except as provided in this Paragraph (B) or Paragraph (G) of this
     Section 2 or as may be otherwise required by law, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class with respect to all matters.

          (3) Except as may be otherwise required by law or stated in any Preferred Stock Designation (as defined in Section 3 of this Article IV), the holders of Class A Common Stock and Class B Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Class A Common Stock and Class B Common Stock being entitled to vote as provided in this Paragraph (B) of this Section 2.

     (C) Dividends and Distributions. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive such dividends and other distributions in cash, in property or in shares of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that no cash, property or share dividend or distribution may be declared or paid on the outstanding shares of either the Class A Common Stock or the Class B Common Stock unless an identical per share dividend or distribution is simultaneously declared and paid on the outstanding shares of the other such class of common stock; provided, further, however. that a dividend of shares may be declared and paid in Class A Common Stock to holders of Class A Common Stock and in Class B Common Stock to holders of Class B Common Stock if the number of shares paid per share to holders of Class A Common Stock and to holders of Class B Common Stock shall be the same. If the Corporation shall in any manner subdivide, combine or reclassify the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class shall be subdivided, combined or reclassified proportionally in the same manner and on the same basis as the outstanding shares of Class A Common Stock or Class B Common Stock, as the case may be, have been subdivided, combined or reclassified. A dividend in shares of Class A Common Stock may be paid to the holders of shares of any other class of the Corporation.

     (D) Limited Issuances of Class B Common Stock. Unless and until the Certificate of Incorporation is amended to permit other issuances of the Class B Common Stock, the Corporation shall not issue additional shares of Class B Common Stock other than the (i) 125,322 shares of Class B

Common Stock authorized and outstanding as of the date of this Certificate of Incorporation; and (ii) the 62,660 shares of Class B Common Stock reserved for issuance upon the automatic conversion of the Corporation's Series B Automatically Convertible Preferred Stock; except for shares of Class B Common Stock issued to holders of outstanding shares of Class B Common Stock in connection with stock splits, stock dividends, recapitalizations, subdivisions and other similar distributions. All authorized but unissued shares of Class B Common Stock (including treasury shares created upon the conversion of Class B Common Stock to Class A Common Stock or otherwise) are specifically reserved for issuance in such instances.

     (E) Liquidation Rights. Upon liquidation. dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders, if any, of the Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata on a share for share basis to the holders of the Class A Common Stock and Class B Common Stock, to the exclusion of the holders of the Preferred Stock.

     (F) No Conversion of Class A Common Stock. The shares of Class A Common Stock are not convertible into or exchangeable for shares of Class B Common Stock or any other shares or securities of the Corporation.

     (G) Conversion of Class B Common Stock.

          (1) Optional Conversion. Each record holder of Class B Common Stock is entitled, at any time or from time to time, to convert any or all of the shares of such holder's Class B Common Stock into shares of Class A Common Stock at the ratio of one share of Class A Common Stock for each share of Class B Common Stock.

          (2) Optional Conversion Procedures.

             (a) Each conversion of shares pursuant to Paragraph (G)(1) of this
        Section 2 hereof shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder stating the number of shares that such holder desires to convert. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered, and at such time, the rights of any such holder with respect to the converted shares of such holder will cease and the person or persons in whose name or names the certificate or certificates for shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of such shares represented thereby.

             (b) Promptly after such surrender, the Corporation will issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common Stock issuable upon such conversion and a certificate representing any Class B Common Stock which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion, but which was not converted.

          (3) Automatic Conversion. Each share of Class B Common Stock will convert automatically into one share of Class A Common Stock upon the sale or any other transfer thereof including (including, without limitation, conveyance into a trust and transfer by the operation of any will or the laws of descent and distribution), except upon a sale or any other transfer to a person who immediately prior to such sale or transfer is a holder of a share or shares of Class B Common Stock.

          (4) Mandatory Conversion. In addition to the foregoing optional right of conversion, in the event that the Board of Directors of the Corporation duly adopts a resolution providing therefor and subject to the approval of the holders of a majority of the then-outstanding shares of Class B Common Stock voting together as a single class at a meeting of the stockholders or at a meeting of the holders of the Class B Common Stock called for such purpose (or by written consent in lieu of a stockholders meeting, to the extent permitted by the applicable law of the State of Delaware), all outstanding shares of Class B Common Stock shall be converted, at the time specified in the resolutions so adopted by the Board of Directors of the Corporation and the holders of the then-outstanding Class B Common Stock, respectively, or, if no time is specified, upon the approval of the holders of a majority of the then-outstanding Class B Common Stock, into shares of Class A Common Stock at the ratio of one share of Class A Common Stock for each share of Class B Common Stock. Following conversion of the Class B Common Stock into Class A Common Stock pursuant to this Paragraph (G)(3), each certificate representing Class B Common Stock shall for all purposes represent an equal number of shares of Class A Common Stock, provided that any certificate representing Class B Common Stock may be surrendered at the principal office of the Corporation together with a written request that the Corporation issue a certificate or certificates for the Class A Common Stock issuable upon such conversion and the Corporation shall thereupon issue such new certificate or certificates in accordance with such written request.

          (5) Issuance Costs. The issuance of certificates upon conversion of shares pursuant hereto will be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer tax) in respect thereof or other costs incurred by the Corporation in connection therewith.

          (6) Reservation of Shares. Solely for the purpose of issuance upon conversion of such shares as herein provided, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock such number of shares of Class A Common Stock as are then issuable upon the conversion of all outstanding shares of Class B Common Stock.

SECTION 3.  PREFERRED STOCK.

     (A) The Board of Directors of the Corporation is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation") to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

     (B) Series A Junior Participating Preferred Stock. Pursuant to the authority granted to and vested in the Board of Directors under Section 3(A) of this Certificate of Incorporation, there has been created as of August 17, 1995, a series of preferred stock, par value $.01 per share, denominated Series A Junior Participating Preferred Stock, in such number, and with such rights, preferences, privileges and limitations as are set forth in the Certificate of Designation attached hereto and incorporated herein as Exhibit "A".

     (C) Series B Automatically Convertible Preferred Stock. Pursuant to the authority granted to and vested in the Board of Directors under Section 3(A) of this Certificate of Incorporation, there has been created as of July 22, 1996, a series of preferred stock, par value $.01 per share, denominated Series B Automatically Convertible Preferred Stock, consisting of 62,660 shares and with the following relative rights, preferences, privileges and limitations:

          Section 1. The relative rights, preferences, privileges and limitations of Series B Preferred Stock shall be identical in all respects to that of the Corporation's Class B Common Stock and shall in no way vary from the rights, preferences, privileges or limitations of the Class B Common Stock, except that, each share of Series B Preferred Stock shall be automatically (and without any further action by or on behalf of the Corporation or the holder thereof) converted into one (1) share of Class B Common Stock immediately upon approval by the Corporation's shareholders of an amendment to the Corporation's Certificate of Incorporation increasing the number of authorized shares of Class B Common Stock by a number equal to or greater than the number of outstanding and issued shares of Series B Preferred Stock.

          Section 2. Shares of Series B Preferred Stock shall be convertible into Class A Common Stock on the same terms and conditions (including automatic conversation upon transfer) applicable to the conversion of Class B Common Stock into Class A Common Stock.

SECTION 4. ISSUANCES OF CLASS A COMMON STOCK. CLASS B COMMON STOCK AND PREFERRED STOCK.

     Subject to the provisions of the laws of the State of Delaware, the Corporation may issue its Class A Common Stock, Class B Common Stock and Preferred Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its discretion, Shares so issued for which the consideration has been paid or delivered to the Corporation shall be deemed to be fully paid stock and shall not be liable for any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect to such shares.

                                   ARTICLE V

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director has derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent Permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this
Article V by the stockholders of the Corporation shall not adversely effect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE VI

SECTION 1.  RIGHT TO INDEMNIFICATION.

     Each person who was or is made a party or is threatened to be made a party to or is involved in anv action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent or in any other capacity while serving as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the

Corporation to provide prior to such amendment) against all expense, liability and loss (including attorneys, fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 2 hereof with respect to Proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred indefending any such Proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or Officer (and not in any other capacity in which service was or, is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a Proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VI or otherwise.

SECTION 2.  PAYMENT OF INDEMNIFICATION.

     If a claim under Section 1 of this Article VI is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

SECTION 3.  INDEMNIFICATION NOT EXCLUSIVE.

     The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this
Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 4.  INSURANCE.

     The Corporation may maintain insurance, at its expense to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                                  ARTICLE VII

     The name and mailing address of the Incorporator are: Jonah Shacknai, c/o The Corporation Trust Company 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

                                  ARTICLE VIII

     The business and affairs of the Corporation shall be managed by the Board of Directors, and the directors need not be elected by ballot unless required by the By-laws of the Corporation. The directors of the Corporation shall be divided into three classes, the number of directors fixed by the By-laws of the Corporation being divided equally so far as possible among the three classes; provided, however, in no event shall the number of directors be less than three. The term of office of one class of the directors elected at the 1995 annual meeting of stockholders shall expire at the next succeeding annual meeting of stockholders, the term of office of one class of the directors elected at the 1995 annual meeting of stockholders shall expire at the second succeeding annual meeting of stockholders and the term of office of one class of the directors elected at the 1995 annual meeting of stockholders shall expire at the third succeeding annual meeting of stockholders, and at each annual meeting of stockholders after the 1995 annual meeting of stockholders, the directors to be elected at such annual meeting shall be elected for a full term of three years to succeed those whose terms then expire. In case of any change in the number of directors, the increase or decrease shall be apportioned among the several classes as nearly equally as is possible and any additional director resulting from an increase shall be elected, and any director elected to fill a vacancy in the Board in each case resulting from the death, disability, resignation or removal of a director shall be elected for a term of office which shall be the same as the term office of the other directors of the class of directors of which such director is a member. In no case shall a decrease in the number of directors shorten the term of office of any incumbent director. Except as otherwise required by law, any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled only by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

     Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, such directors so elected shall not be divided into classes pursuant to this Article IX and the number of such directors shall not be counted in determining the maximum number of directors permitted under the foregoing provision of this Article IX, in each case unless expressly provided by such terms.

     Any director elected by the stockholders or by the Board of Directors to fill a vacancy may be removed only for cause by the affirmative vote of the holders of a majority of all the shares of stock of the Corporation outstanding and entitled to vote for the election of directors, given at a duly called annual or special meeting of stockholders.

                                   ARTICLE IX

     The Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation.

                                   ARTICLE X

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation and caused it to be attested by its Secretary on
this      day of         , 1996.

                                          --------------------------------------
                                          Jonah Shacknai
                                          Chairman, President and Chief
                                          Executive Officer

ATTEST:

Mark A. Prygocki, Sr.
Secretary

                                   APPENDIX 2

                       MEDICIS PHARMACEUTICAL CORPORATION

                             1996 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Section  1.  PURPOSE..................................................................     1
Section  2.  DEFINITIONS..............................................................     1
Section  3.  SHARES SUBJECT TO OPTIONS................................................     4
Section  4.  EFFECTIVE DATE...........................................................     4
Section  5.  COMMITTEE................................................................     4
Section  6.  ELIGIBILITY..............................................................     4
Section  7.  GRANT OF OPTIONS.........................................................     4
Section  8.  OPTION PRICE.............................................................     5
Section  9.  EXERCISE PERIOD..........................................................     6
Section 10.  TRANSFERABILITY..........................................................     6
Section 11.  SECURITIES REGISTRATION AND RESTRICTIONS.................................     6
Section 12.  LIFE OF PLAN.............................................................     7
Section 13.  ADJUSTMENT...............................................................     7
Section 14.  SALE OR MERGER OF THE COMPANY............................................     7
Section 15.  AMENDMENT OR TERMINATION.................................................     8
Section 16.  CHANGE OF CONTROL........................................................     8
Section 17.  MISCELLANEOUS............................................................     8

                       MEDICIS PHARMACEUTICAL CORPORATION
                             1996 STOCK OPTION PLAN

                            ------------------------

SECTION 1.  PURPOSE

     The purpose of this Plan is to promote the interests of Medicis Pharmaceutical Corporation (the "Company") by granting Options to purchase Stock to Key Employees, Outside Directors and Key Consultants in order to (a) attract and retain Key Employees and Key Consultants; (b) provide an additional incentive to each Key Employee and Key Consultant to work to increase the value of the Stock; and (c) provide each such Key Employee, Outside Director and Key Consultant with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

SECTION 2.  DEFINITIONS

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

     2.1  BOARD means the Board of Directors of the Company.

     2.2  CHANGE OF CONTROL means any of the following:

          (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (A) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"), provided, however, that any acquisition by
     (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a change in control of the Company; or

          (ii) individuals who, as of March 31, 1 996, constitute the Board of Directors of the Company (the "incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to March 31, 1996, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

          (iv) (A) a complete liquidation or dissolution of the Company or a (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

     2.3  CODE means the Internal Revenue Code of 1986, as amended.

     2.4 COMMITTEE means the committee of Non-Employee Directors appointed by the Board to administer this Plan as contemplated by Section 5.

     2.5 COMPANY means Medicis Pharmaceutical Corporation, a Delaware corporation, and any successor to such corporation.

     2.6  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.7 DESIGNATED COMMITTEE means a committee appointed by the Committee in accordance with Section 5.

     2.8 FAIR MARKET VALUE means the average of the highest and lowest quoted selling prices for Stock on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as reported in the Wall Street Journal or a similar publication selected by the Committee.

     2.9 INSIDER shall mean an employee who is, at the time of an award made under this Plan, an insider pursuant to Section 16 of the Exchange Act.

     2.10 ISO means any option granted under this Plan to purchase Stock which satisfies the requirements of Section 422 of the Code.

     2.11 KEY CONSULTANT means any consultant or independent contractor of the Company or a Subsidiary (other than a Non-Employee Director) or any such consultant or contractor who is a Non-Employee Director and who serves as such a consultant or contractor pursuant to a written agreement with the Company which has been approved by the Board, in either case who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

     2.12 KEY EMPLOYEE means any employee of the Company or a Subsidiary, who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

     2.13 NON-EMPLOYEE DIRECTOR means any member of the Board of Directors of the Company qualified as such under SEC Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor rule.

     2.14 NON-ISO means any option granted under this Plan to purchase stock which fails to satisfy the requirements of Section 422 of the Code or has been specifically denominated as a non-ISO by the Committee as of the time the option is granted.

     2.15  OPTION means an ISO or a Non-ISO.

     2.16 OPTION CERTIFICATE means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee, Key Consultant or Outside Director under this Plan.

     2.17 OPTION PRICE means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

     2.18 OUTSIDE DIRECTOR means any member of the Board of Directors of the Company who is not employed by the Company, regardless of whether such person qualifies as a Non-Employee Director.

     2.19 PARENT CORPORATION means any corporation which is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

     2.20 PLAN means this Medicis Pharmaceutical Corporation 1996 Stock Option Plan, as amended from time to time.

     2.21 PRINCIPAL OFFICER means the Chairman of the Board (if the Chairman of the Board is a payroll employee), the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President and the Treasurer of the Company and any other person who is an "officer" of the Company as that term is defined in SEC Rule 16a-1(f) under the Exchange Act or any successor rule thereunder.

     2.22  SECURITIES ACT means the Securities Act of 1933, as amended.

     2.23  SEC means the Securities Exchange Commission.

     2.24 STOCK means the Class A Common Stock, $.001 par value per share, of the Company.

     2.25 SUBSIDIARY means any corporation which is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     2.26 TEN PERCENT SHAREHOLDER means a person who owns after taking into account the attribution rules of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of either the Company, a Subsidiary or a Parent Corporation.

SECTION 3.  SHARES SUBJECT TO OPTIONS

     There shall be 1,300,000 shares of Stock reserved for issuance in connection with ISOs and Non-ISOs granted under this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain after the cancellation, expiration or exchange of such Option for another Option thereafter shall again become available for use under this Plan.

SECTION 4.  EFFECTIVE DATE

     The effective date of this Plan shall be October 1, 1 996, subject to approval by the stockholders of the Company acting at a duly called meeting of such stockholders or acting by unanimous written consent in lieu of a meeting, provided such stockholder approval occurs within twelve (12) months after the date the Board approves and adopts this Plan.

SECTION 5.  COMMITTEE

     This Plan shall be administered by a Committee consisting solely of not less than two (2) Non-Employee Directors. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee, Key Consultant or Outside Director and on each other person directly or indirectly affected by such action. The Committee may appoint a separate committee comprised of two or more persons, at least one of which is a member of the Board (and who may also be a Key Employee or a Key Consultant) and the other of whom, if not a member of the Board, is a Principal Officer of the Company (the "Designated Committee"), to administer this Plan with respect to Key Employees who are not Principal Officers and to Key Consultants, subject to such conditions, restrictions and limitations as may be imposed by the Committee: including (i) Options to purchase not more than 50,000 shares of Common Stock may be granted by the Designated Committee in any one calendar year to all employees of the Company in the aggregate; and (ii) the Committee shall establish a maximum number of shares that may be subject to Options granted under the Plan in any one calendar year to any single Key Employee or Key Consultant by the Designated Committee. Unless and until the Committee shall take further action, the maximum number of shares that may be subject to Options granted under the Plan in any one calendar year by the Designated Committee to any single Key Employee or Key Consultant shall be 5,250. Any actions duly taken by the Designated Committee with respect to the grant of Options to Key Employees who are not Principal Officers and to Key Consultants shall be deemed to have been taken by the Committee for purposes of the Plan.

SECTION 6.  ELIGIBILITY

     Only Key Employees, Key Consultants and Non-Employee Directors shall be eligible for the grant of Options under this Plan.

SECTION 7.  GRANT OF OPTIONS

     7.1 COMMITTEE ACTION. The Committee acting in its absolute discretion shall grant Options to Key Employees and Key Consultants under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Options shall be granted to Non-Employee Directors as provided in Section 7.3 of this Plan. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall:

          (a) specify whether the Option is an ISO or Non-ISO; and

          (b) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a limitation on the number of shares subject to the Option which first became exercisable or subject to surrender during any particular period.

If the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to modify the number of shares of Stock as to which such Option first becomes exercisable during any particular period as provided in the related Option Certificate; provided, however, that the Committee may not extend any such period with respect to any shares of Stock subject to such Option.

     7.2 $100,000 LIMIT. To the extent that the aggregate Fair Market Value of the stock with respect to which ISOs and other incentive stock options satisfying the requirements of Section 422 of the Code granted to a Key Employee under this Plan and under any other stock option plan adopted by the Company, a Subsidiary or a Parent Corporation first become exercisable in any calendar year exceeds $100,000 (based upon the Fair Market Value on the date of the grant), such Options shall be treated as Non-ISOs.

     7.3 GRANTS OF NON-ISOS TO OUTSIDE DIRECTORS. (a) On the last business day of each September during the term of this Plan each then Outside Director shall be granted, without any further action on the part of the Committee, a Non-ISO hereunder to purchase 3,000 shares of Stock at the Fair Market Value of such Stock on the date of grant. Each such Option shall be exercisable in whole or in part one year after the date of grant, provided that such Outside Director has continued as an Outside Director for one year (or until his or her date of death, if earlier), and shall remain exercisable until the tenth anniversary of the date such Option is granted. The aforementioned grants of options to Outside Directors shall be in lieu of any and all further grants of options to Outside Directors after the last business day of September 1996 pursuant to the Medicis Pharmaceutical Corporation 1988 Stock Option Plan, the Medicis Pharmaceutical Corporation 1990 Stock Option Plan and the Medicis Pharmaceutical Corporation 1992 Stock Option Plan or the Medicis Pharmaceutical Corporation 1995 Stock Option Plan. In all respects, a Non-ISO grant to an Outside Director hereunder shall conform to the terms and conditions of a Non-ISO under this Plan and, except as otherwise permitted with respect to Outside Directors who are Key Consultants or as otherwise provided in Section 7.4(b), Outside Directors shall only be eligible to receive options under this Plan as provided in this Section 7.3(a).

SECTION 8.  OPTION PRICE

     The Option Price for each share of Stock subject to an Option shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted or, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee (except for an Option granted to a Non-Employee Director) may provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

SECTION 9.  EXERCISE PERIOD

     (a) Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall provide that:

          (1) an Option is exercisable before the date such Option is granted, or

          (2) an Option is exercisable after the date which is the tenth anniversary of the date such Option is granted.

If an option that is an ISO is granted to a key employee who is a Ten Percent Shareholder, the Option Certificate shall provide that the Option is not exercisable after the expiration of five years from the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee or service by a Key Consultant has terminated for any reason whatsoever, including death or disability. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to extend the period during which such Option may be exercised as provided in the related Option Certificate; provided, however, that no such extension shall permit an Option to be exercised beyond the date specified in paragraph (b) of this Section or the date applicable to Options granted to a Ten Percent Shareholder, as the case may be.

     (b) Notwithstanding any other provision of this Section, upon a Change of Control each Option granted under this Plan prior to such Change of Control (whether prior to or after the amendment of the Plan to include this provision) shall immediately become exercisable to the full extent of the original grant and, in the case an Option held by a Key Employee shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any termination of employment of such Key Employee.

SECTION 10.  TRANSFERABILITY

     The Committee shall impose such restrictions on the transfer of options granted under the Plan as it may deem advisable, including, without limitation, restrictions deemed necessary or advisable under applicable federal securities laws, under the requirements of any stock exchange or market upon which Stock is then listed in or traded, and under any Blue Sky or state securities laws applicable to such Stock. Upon request of any person receiving an award of an Option under the Plan, the Committee may, in its sole and absolute discretion, determine to remove any such transfer restriction originally imposed and may, in connection with the removal of such transfer restriction, impose such conditions (including restrictions on further transfers of the Option or upon transfers of the Shares upon exercise of the Option) as the Committee, in its discretion, may deem advisable, including, without limitation, restrictions deemed by the Committee to be necessary or advisable in order to comply with applicable federal and state securities laws or the requirements of any stock exchange or market upon which the Stock is then listed or traded. Subject to its authority to impose such conditions on further transfers, the Committee shall authorize the transfer of Options for bona fide estate planning purposes or for contributions to qualified charities or charitable trusts.

SECTION 11.  SECURITIES REGISTRATION AND RESTRICTIONS

     Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise or surrender of an Option, the Key Employee, Key Consultant or Outside Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement to that effect satisfactory to the Company. Each Option Certificate shall also provide that, if so requested by the Company, the Key Employee, Key Consultant or Outside Director shall represent in writing to the Company that he or she will not sell or offer to sell any such shares of Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the Securities Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of (i) an effective registration statement as to such Stock under the Securities Act and any applicable state securities law or (ii) an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Furthermore, the Company shall have the right to require a Key Employee, Key Consultant or Outside Director to enter into such stockholder or other related agreements as the Company deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to a Key Employee, Key Consultant or Outside Director.

SECTION 12.  LIFE OF PLAN

     No Option shall be granted under this Plan on or after the earlier of

          (a) the tenth anniversary of the original effective date of this Plan as determined under Section 4; provided, however, that after such anniversary date this Plan otherwise shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

          (b) the date on which all of the Stock reserved under Section 3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

SECTION 13.  ADJUSTMENT

     The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock to be granted from time to time pursuant to Section
7.3 of this Plan (if permitted by the exemption in Rule 16b-3 under the Exchange Act or any successor rule), the number of shares of Stock that may be granted pursuant to Section 5 of this Plan by the Designated Committee to any single Key Employee or Key Consultant, and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust in a manner which satisfies the requirements of Section 424(a) of the Code the number of shares of Stock reserved under Section 3 of this Plan and the number of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of such Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 1 3 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

SECTION 14.  SALE OR MERGER OF THE COMPANY

     If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option at the direction and discretion of the Board may be canceled unilaterally by the Company as of the effective date of such transaction in exchange for a payment in cash or Stock, or in a combination of cash and Stock, equal in amount to the excess of the Fair Market Value on such date of the shares represented by the cancelled Options over the Option Price for such shares.

SECTION 15.  AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the aggregate number of shares reserved under Section 3, (b) to change the class of persons eligible for Options under Section 6 or (c) to materially modify the requirements as to eligibility for participation in this Plan, (d) to otherwise materially increase the benefits accruing under this Plan to Plan participants if such approval would be required in order for the Company to comply with applicable law or the rules or regulations of any stock exchange or market on which the Stock is traded or listed. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Company shall not have the right to unilaterally cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Key Employee, Key Consultant or Outside Director consents in writing to such modification, amendment or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

     It is the intention of the Company that the Plan shall comply with the conditions of Rule 16b-3 of the Exchange Act, as such Rule may from time to time be amended. The Board shall have the authority, without the approval of the stockholders, to amend the Plan from time to time to include any conditions, terms or other provisions which may be required to be set forth in a plan in order for transactions by directors or officers to be exempt under Rule 16b-3 of the Exchange Act or any successor exemption.

SECTION 16.  CHANGE OF CONTROL

     Notwithstanding any other provision of this Section, upon a Change of Control each Option granted under this Plan prior to such Change of Control (whether prior to or after the amendment of the Plan to include this provision) shall immediately become exercisable to the full extent of the original grant and shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after (i) any termination of employment of any Key Employee; or (ii) resignation or removal of any Outside Director from the Company's Board of Directors.

SECTION 17.  MISCELLANEOUS

     17.1 NO STOCKHOLDER RIGHTS. No Key Employee, Key Consultant or Outside Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Key Employee, Key Consultant or Non-Employee Director.

     17.2 NO CONTRACT OF EMPLOYMENT. The grant of an Option to a Key Employee, Key Consultant or Outside Director under this Plan shall not constitute a contract of employment or consulting or right to continue to serve on the Company's Board of Directors and shall not confer on a Key Employee, Key Consultant or Outside Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

     17.3 WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute a Key Employee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

     17.4 CONSTRUCTION. This Plan and the Option Certificates shall be construed under the laws of the State of Arizona.

                       MEDICIS PHARMACEUTICAL CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                               NOVEMBER 22, 1996

        The undersigned hereby appoints Jonah Shacknai and Mark Prygocki, or either of them, as proxies, with full power of substitution, to vote all shares of stock of MEDICIS PHARMACEUTICAL CORPORATION held of record in the name of the undersigned at the close of business on October 17, 1996 at the Annual Meeting of Stockholders to be held in Scottsdale, Arizona on November 22, 1996, or at any adjournment or adjournments, hereby revoking all earlier proxies.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1),
(2), (3) AND (4) IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" ALL NOMINEES LISTED IN THE PROXY STATEMENT AND "FOR" PROPOSALS (2), (3), AND (4) IF NO SPECIFICATION IS MADE AND IN THE DISCRETION OF THE PERSONS NAMED ON ALL OTHER MATTERS THAT COME BEFORE THE MEETING.

           (Continued, and to be signed and dated, on the other side.


        Please mark your
A  /x/  votes as in this
        example.


1. ELECTION OF DIRECTORS

   / / FOR ALL nominees listed below (except as marked on the contrary)

   / / WITHHOLD AUTHORITY to vote for all nominees listed below


   Nominees:  Richard L. Dobson, M.D.
              Joseph Salvani


INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:


-------------------------------------------------

2. Proposal to approve an Amended and Restated Certificate of Incorporation that increases the number of authorized shares of Class A Common Stock from 10,000,000 shares to 50,000,000 and the number of authorized shares of Class B Common Stock from 125,322 shares to 1,000,000;

   / / FOR      / / AGAINST     / / ABSTAIN


3. Proposal to approve the adoption of the Medicis Pharmaceutical Corporation 1996 Stock Option Plan;

   / / FOR      / / AGAINST     / / ABSTAIN


4. Proposal to approve the reappointment of Ernst & Young LLP as the independent auditors of the Company.

   / / FOR      / / AGAINST     / / ABSTAIN


5. In their discretion, the proxies are authorized to vote upon any other manner to come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY.

SIGNATURE ___________________________________  DATE ____________________, 1996

SIGNATURE ___________________________________  DATE ____________________, 1996
                   IF HELD JOINTLY


NOTE: Please sign exactly as name(s) are shown above. When signing as executor, administrator, trustee or guardian, give full title as such when shares have been issued. In case of joint ownership, each joint owner must sign.